UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.           )

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☐	Soliciting Material Pursuant to §240.14a-12
ADVANCE AUTO PARTS, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Explanatory Note

In connection with Proposal No. 3, Approval of an Amendment to the Company’s 2004 Long-Term Incentive Plan, contained in the 2007 proxy statement of Advance Auto Parts, Inc. (the “Company”), on May 9, 2007, the Company filed a Form 8-K and issued a press release which are filed herewith.

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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 9, 2007

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 5.02 Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Subsequent to filing the proxy statement in conjunction with its 2007 annual meeting of stockholders, Advance Auto Parts, Inc. (the “Company”) received comments from a third party shareholder services company regarding the request that stockholders approve an amendment to the Company’s 2004 Long Term Incentive Plan (the “Plan”). The Company’s proposal includes a request for stockholders to authorize an additional five million shares for issuance in connection with awards made to eligible participants of the Plan. The shareholder services company has indicated that the total shareholder value transfer will exceed the level it considers to be appropriate for the Company when the requested five million shares are included in the calculation.

The Company believes that reducing the number of shares reserved for grant under the Plan will cause the shareholder value transfer calculation to meet the 10 percent limit recommended by the shareholder services company. Because the Company continues to believe that approval of the Plan amendment is important to the Company’s compensation strategy, effective May 9, 2007, the Company’s Board of Directors has adopted a resolution whereby, subject to approval of the proposed plan amendment by the Company’s stockholders, the Company will increase the authorized reserve of shares available for issuance of awards under the Plan by only three million shares, rather than five million shares. The Company will seek shareholder approval before further increasing the number of shares available for issuance of awards under the Plan.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number

	99.1	Press release, dated May 9, 2007, issued by Advance Auto Parts, Inc.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 9, 2007	/s/ Michael O. Moore
(Signature)*
Michael O. Moore
Executive Vice President, Chief Financial Officer

* Print name and title of the signing officer under his signature.

EXHIBIT INDEX

Exhibit Number	Exhibit Description
99.1	Press release, dated May 9, 2007, issued by Advance Auto Parts, Inc.

Exhibit 99.1

Contact:
Shelly Whitaker, APR

shelly.whitaker
@advanceautoparts.com

Direct	540-561-8452
Fax	540-561-6445

Advance Auto Parts Amends Long-Term Incentive Plan

ROANOKE, Va., May 9, 2007 - Advance Auto Parts, Inc. (NYSE: AAP), (the “Company”) a leading retailer of automotive aftermarket parts, batteries, accessories and maintenance items, announced that with regard to the Company’s proposal in its 2007 proxy statement to amend the Company’s Long-Term Incentive Plan (the “Plan”), on May 9, 2007, the Board of Directors adopted a resolution whereby the Company will increase the authorized reserve of shares available for issuance of awards under the Plan by three million shares, rather than five million shares previously indicated, following shareholder approval. The Company will seek shareholder approval for any further increases in the number of shares available for issuance of awards under the Plan as needed in the future to maintain a competitive level of long-term incentives.

About Advance Auto Parts
Headquartered in Roanoke, Va., Advance Auto Parts is the second-largest retailer of automotive aftermarket parts, accessories, batteries, and maintenance items in the United States, based on store count and sales. As of December 30, 2006, the Company operated 3,082 stores in 40 states, Puerto Rico, and the Virgin Islands. The Company serves both the do-it-yourself and professional installer markets.

Certain statements contained in this release are forward-looking statements, as that statement is used in the Private Securities Litigation Reform Act of 1995. Forward-looking statements address future events or developments, and typically use words such as believe, anticipate, expect, intend, plan, forecast, outlook or estimate. These forward-looking statements are subject to risks, uncertainties and assumptions including, but not limited to, competitive pressures, demand for the Company's products, the market for auto parts, the economy in general, inflation, consumer debt levels, the weather, acts of terrorism, availability of suitable real estate, dependence on foreign suppliers and other factors disclosed in the Company's 10-K for the fiscal year ended December 30, 2006, on file with the Securities and Exchange Commission. Actual results may differ materially from anticipated results described in these forward-looking statements. The Company intends these forward-looking statements to speak only as of the time of this news release and does not undertake to update or revise them, as more information becomes available.

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